Exhibit 99.1

AT THE COMPANY	ON THE WEB
Jeff Frericks	www.forestcity.net
Vice President - Capital Markets
216-621-6060

Jeff Linton
Senior Vice President – Corporate Communication
216-621-6060

Forest City announces new organizational structure

CLEVELAND, Ohio - September 10, 2015 - Forest City Enterprises, Inc., (NYSE: FCEA and FCEB) today announced that the company will move to a new organizational structure to better align with its strategies and signature strength in urban, mixed-use real estate, while also increasing efficiency and improving operating margins.
“Over the past several years, we have been transforming Forest City by focusing on core products and strong urban markets, improving our balance sheet and debt metrics, driving operational excellence and, most recently, committing to convert to a real estate investment trust,” said David LaRue, Forest City president and chief executive officer. “Our new structure continues that transformation by better aligning the way we are organized with our strategies and strengths, while retaining the strong brands and local presence we have built in our core markets. We also believe the changes will enhance our competitive position through improved efficiency and lower costs that will contribute to increased operating margins.”
The new structure will be effective concurrent with the company’s planned REIT conversion on January 1, 2016. It eliminates the company’s current strategic business units, which are organized primarily around asset type (retail, office and apartments) and replaces them with a structure organized around function (operations, development and support services). Highlights of the new structure, along with the senior leaders who will report directly to LaRue, include:

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Bringing together most of the company’s commercial and residential property management, asset management and leasing into a unified group, led by Duane Bishop, to focus resources on the operating portfolio.

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Combining most of the company’s residential and commercial development into a single group, co-led by Ron Ratner and Jim Ratner, to drive development in markets such as Washington, D.C., Dallas, Denver, Los Angeles and San Francisco.

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Recognizing the company’s strong brand presence and portfolio in New York City, MaryAnne Gilmartin will continue to lead development and residential and office asset management in that market. Bruce Ratner will remain as executive chairman of Forest City Ratner Companies.

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Maintaining a continued focus on balance sheet improvement, capital needs, and prudent financial management, Bob O’Brien will lead the company’s finance/treasury, accounting, planning & analysis, and related functions.

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Shifting more support services across the company to a shared-services model, led by Geri Presti, legal and insurance, Stephanie Dorsey, strategic initiatives and corporate operations, and Emily Holiday, human resources. Holiday will succeed current human resources leader Andy Passen upon his retirement at yearend.

“This talented and diverse leadership team has experience, a track record of achievement and a passion for our business,” said LaRue. “We believe our new structure will help take Forest City to the next level of success as we strive to achieve our vision of being a real estate leader and partner of choice, creating distinctive places to live, work and shop.”
About Forest City
Forest City Enterprises, Inc. is an NYSE-listed national real estate company with $10.3 billion in consolidated assets. The company is principally engaged in the ownership, development, management and acquisition of commercial and residential real estate throughout the United States. For more information, visit www.forestcity.net.

Forward-Looking Statements
This communication contains forward-looking statements, including the statements regarding Forest City’s expected REIT conversion (the “REIT Conversion”). These forward-looking statements are based on assumptions and expectations that may not be realized and are inherently subject to numerous risks and uncertainties, which could cause actual results to differ materially from these statements. These risks and uncertainties include, among others, the inability to complete the REIT Conversion in a timely manner, the inability to complete the REIT Conversion due to the failure of either or both classes of Forest City’s shareholders to adopt one or more of the holding company merger proposal, the proposal to amend Forest City’s articles, and the proposals regarding Forest City Realty Trust, Inc.’s (“Forest City REIT”) organizational documents, in each case as described in the prospectus/proxy statement that will be delivered to Forest City shareholders prior to the special meeting, the failure to satisfy other conditions to completion of the REIT Conversion, including receipt of required third-party consents, the failure of the REIT Conversion to close for any other reason, the effect of the announcements regarding the REIT Conversion on the market price of Forest City common stock, the possibility that the anticipated benefits of the REIT Conversion will not be realized, or will not be realized within the expected time period, the inability to meet expectations regarding the accounting and tax treatments of the REIT Conversion, the possibility that the REIT Conversion may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, the impact on us of complying with requirements to qualify as a real estate investment trust under the Internal Revenue Code (the “Code”), the impact of issuing equity, debt or both to satisfy the Code requirement to distribute pre-real estate investment trust earnings and profits and other costs incident to effectuating our plan to so qualify, the impact of the amount and timing of any future distributions by Forest City and/or Forest City REIT, the impact of covenants that could prevent us from satisfying the distribution requirements under the Code that must be met in order for us to so qualify, our lack of experience operating as an entity that so qualifies, legislative, administrative, regulatory or other actions affecting real estate investment trusts, including positions taken by the Internal Revenue Service, our ability to achieve our strategic goals, changes in the market price of Forest City REIT’s common stock following the REIT Conversion, our ability to complete non-core asset dispositions, the impact to our deferred tax liability balance if we qualify as a real estate investment trust under the Code, the state of the economy and financial markets generally and the effect of our industry, and the market for our common stock. For additional information regarding factors that may cause actual results to differ materially from those indicated in our forward-looking statements, we refer you to the risk factors included in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2014, as amended, as updated by annual, quarterly and other reports and documents that we file with the SEC. We caution investors not to place undue reliance on the forward-looking statements contained in this communication. These statements speak only as of the date of this communication, and we undertake no obligation to update or revise these statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Additional Information and Where to Find It
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the REIT Conversion. Forest City REIT has filed a registration statement on Form S-4 containing a preliminary proxy statement of Forest City and a preliminary prospectus of Forest City REIT with the SEC. The registration statement has not yet become effective, and this communication is not a substitute for the registration statement, definitive proxy statement/prospectus or any other documents that Forest City or Forest City REIT may file with the SEC or send to shareholders in connection with the REIT Conversion. INVESTORS ARE URGED TO READ THE FORM S-4 (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND THE PROXY STATEMENT/PROSPECTUS BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE REIT CONVERSION. You may obtain a free copy of the preliminary proxy statement/prospectus and other filings containing information about Forest City, Forest City REIT and the REIT Conversion, from the SEC at the SEC’s website at http://www.sec.gov. In addition, copies of the preliminary proxy statement/prospectus and other filings containing information about Forest City, Forest City REIT and the REIT Conversion can be obtained without charge by directing a request to Secretary, Terminal Tower, 50 Public Square, Suite 1360, Cleveland, Ohio 44113 or D.F. King & Co., Inc. (“D.F. King”), our proxy solicitor, at 48 Wall Street, New York, New York 10005; telephone: (866) 796-7179.

Investors should read the Form S-4 and proxy statement/prospectus carefully before making any voting or investment decisions. Any offer of the securities will be made solely by means of a prospectus included in the registration statement and any prospectus supplement that may be issued in connection with such offering.

Participants in Solicitation
Forest City, its directors and executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from holders of Forest City’s common stock in respect of the REIT Conversion. In addition, Forest City has engaged D.F. King to assist in the solicitation of proxies from brokers, nominees, institutions and individuals.

Information about the directors and executive officers of Forest City and their ownership of Forest City’s stock is set forth in the proxy statement for Forest City’s 2015 Annual Meeting of Shareholders. Investors may obtain additional information regarding the interests of participants in the proxy solicitation and REIT Conversion by reading the proxy statement/prospectus regarding the REIT Conversion once it is finalized.